UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT International Equity Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Capital appreciation

Net asset value December 31, 2010

Class IA: $11.91	Class IB: $11.78

Total return at net asset value
(as of 12/31/10)	Class IA shares*	Class IB shares†	MSCI EAFE Index (ND)

1 year	10.27%	10.03%	7.75%

5 years	7.65	6.38	12.92
Annualized	1.49	1.24	2.46

10 years	19.31	16.50	41.08
Annualized	1.78	1.54	3.50

Life	138.48	131.61	87.77
Annualized	6.41	6.19	4.60

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance for class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Equity Fund 1

Report from your fund’s manager

How did the fund perform in 2010?

Putnam VT International Equity Fund’s class IA shares advanced 10.27% for the 12 months ended December 31, 2010, benefiting primarily from stock selection and country weightings. The overall impact of currency positioning also played a small role in performance.

Markets plunged midyear on fear of a double-dip recession, then rallied with new confidence in the recovery. How did the fund respond?

We anticipated that the economic recovery would continue, and the fund was positioned for the sustained but modest growth that we saw. Unlike some skeptics who believed that the European debt crisis would bring about a double-dip recession, we were more confident. We kept the fund focused on stocks that were priced attractively relative to the earnings and cash flow they could generate. The fund saw the best results from stock selection in the consumer discretionary sector as well as in financials and basic materials. These positions reflected our confidence in the recovery, and our cautious approach to the financials sector given the sovereign risk issues in Europe.

Which markets helped performance?

We favored the markets of Germany, Canada, and China. In our view, Germany’s government finances and banking system are significantly stronger than those of its neighbors, and German companies have benefited from export competitiveness. We also believe that Canada’s banking system is strong, and demand increased for its natural resource exports. China performed well for the year, but struggled in recent months as policymakers raised interest rates to try and rein in inflation.

What stocks performed well for the fund?

One of the biggest contributors to results was Porsche Automobil Holdings SE, a relatively overweight position. In our view, the market misunderstood the takeover battle between Porsche and Volkswagen. The battle became more complicated because of litigation involving U.S. hedge funds. In the second half of the year, the picture became clearer and investors bid up the price of Porsche. We think the stock is still priced below its worth and can continue to appreciate.

In Canada, Teck Resources contributed strong results. This mining company announced new reserves of coking coal, which is used in making steel and is in strong demand as emerging markets build infrastructure. In addition to coking coal, Teck also has an improving production profile in copper, another important metal used for industrial purposes around the world.

Which holdings had a negative impact?

Endesa, one of Spain’s largest public utilities, underperformed. We considered Endesa to be well managed, with a strong balance sheet, but in the short term these qualities have been overlooked by investors concerned about Spain’s sovereign debt risk. We sold this holding during the period.

In the second half of the year, an overweight to France’s Sanofi-Aventis underperformed. We consider this pharmaceutical company attractively valued versus the industry, and able to manage its patent expiration challenges. As the company bids to acquire U.S. competitor Genzyme, we believe that the expected cost of the acquisition could increase Sanofi’s earnings growth profile and its valuation.

What role did derivative positions play in the fund’s performance?

We selectively hedged exposures to foreign currencies, primarily to offset overweight and underweight positions. This helped to neutralize any unintended risk from our stock selections. To implement these hedging strategies, we used forward currency contracts, a type of derivative.

What is your outlook for international markets and for the fund?

We are reasonably optimistic despite the structural issues that still face the global economy. Many countries have high debt relative to their economic output, as well as high current account deficits. The sovereign debt risk of a large economy like Spain or Italy could cause a market disruption. This is one reason why the fund’s positioning features an underweight to the financials sector and an overweight to Germany. In emerging markets, our concern is that policymakers trying to fight inflationary pressures might undercut economic growth. While we are watching these risks closely, we are somewhat reassured by the attractive level of stock valuations in general. Equities appear to be priced competitively with bonds. Stocks in the portfolio have attractive valuations, in our view, rather than optimistic assumptions. We believe this positioning can contribute to long-term capital appreciation while softening the impact of any market volatility along the way.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

2 Putnam VT International Equity Fund

Your fund’s manager

Portfolio Manager Joshua Byrne is Head of International Equities at Putnam. He joined Putnam in 1992 and has been in the investment industry since 1987.

After the close of the period, Simon Davis assumed responsibility as Portfolio Manager of this fund. Simon is Head of International Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1988.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Equity Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$5.14	$6.59	$4.53	$5.80

Ending value
(after expenses)	$1,291.80	$1,291.70	$1,020.72	$1,019.46

Annualized
expense ratio†	0.89%	1.14%	0.89%	1.14%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Equity Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2011

Putnam VT International Equity Fund 5

The fund’s portfolio 12/31/10

COMMON STOCKS (98.7%)*	Shares	Value

Australia (2.5%)
CSL, Ltd.	107,180	$3,982,328

Qantas Airways, Ltd. †	1,821,536	4,737,048

Telstra Corp., Ltd.	1,949,666	5,569,302

		14,288,678
Belgium (0.9%)
Anheuser-Busch InBev NV	92,376	5,286,680

		5,286,680
Brazil (1.4%)
Petroleo Brasileiro SA ADR (Preference)	221,272	7,560,864

		7,560,864
Canada (4.6%)
Agrium, Inc.	57,420	5,277,680

National Bank of Canada S	73,887	5,085,623

Nexen, Inc.	334,645	7,664,396

Teck Resources, Ltd. Class B	125,700	7,802,113

		25,829,812
China (7.6%)
Changyou.com, Ltd. ADR †	40,945	1,167,342

China Construction Bank Corp.	5,249,000	4,706,745

China Ming Yang Wind Power Group, Ltd. ADS †	62,295	716,393

China Mobile, Ltd.	1,005,000	9,981,474

China National Materials Co., Ltd.	4,030,000	3,250,753

China Power New Energy Development Co., Ltd. †	13,944,000	1,201,914

China WindPower Group, Ltd. †	25,560,000	2,564,878

Dongfeng Motor Group Co., Ltd.	720,000	1,241,220

Industrial & Commercial Bank of China	7,156,000	5,330,405

PCD Stores, Ltd.	9,880,000	2,961,585

Ping An Insurance (Group) Co. of China, Ltd.	863,500	9,653,692

Xinjiang Goldwind Science & Technology Co., Ltd. †	61,000	126,348

		42,902,749
Denmark (0.9%)
Pandora A/S †	83,887	5,056,063

		5,056,063
France (10.7%)
Alstom SA	68,596	3,284,606

AXA SA	120,106	1,999,467

BNP Paribas SA	157,381	10,019,144

Christian Dior SA	71,918	10,280,055

Sanofi-Aventis	211,309	13,520,105

Societe Generale	89,306	4,802,892

Technip SA	58,773	5,430,453

Total SA	197,601	10,476,409

		59,813,131
Germany (12.9%)
Allianz SE	47,091	5,599,720

BASF SE	90,051	7,188,578

Biotest AG (Preference) S	27,463	1,701,704

Deutsche Post AG	638,899	10,849,658

Henkel AG & Co. KGaA	97,446	6,063,507

Kabel Deutschland Holding AG †	157,581	7,348,492

Lanxess AG	50,064	3,956,336

Metro AG	102,395	7,377,114

MTU Aero Engines Holding AG	116,431	7,879,254

Porsche Automobil Holding SE (Preference)	181,352	14,467,241

		72,431,604
Hong Kong (1.3%)
Longtop Financial Technologies Ltd. ADR † S	67,056	2,426,086

Wharf (Holdings), Ltd.	632,000	4,862,164

		7,288,250

COMMON STOCKS (98.7%)* cont.	Shares	Value

Ireland (2.7%)
Covidien PLC	99,162	$4,527,737

Kerry Group PLC Class A	125,278	4,182,861

WPP PLC	533,198	6,565,079

		15,275,677
Israel (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR	97,500	5,082,675

		5,082,675
Italy (2.4%)
Fiat SpA	353,922	7,302,198

Mediaset SpA	1,055,140	6,387,761

		13,689,959
Japan (21.9%)
Aisin Seiki Co., Ltd.	326,300	11,547,917

Astellas Pharma, Inc.	232,000	8,845,036

Fujitsu, Ltd.	1,087,000	7,565,349

Hitachi Construction Machinery Co., Ltd.	137,600	3,298,468

Hoya Corp.	70,000	1,700,419

Japan Tobacco, Inc.	3,651	13,514,727

Mitsubishi Electric Corp.	402,000	4,219,069

Mitsubishi Estate Co., Ltd.	222,000	4,118,404

Mitsui & Co., Ltd.	548,100	9,053,980

Mizuho Financial Group, Inc.	4,181,400	7,880,687

Nintendo Co., Ltd.	3,800	1,115,472

Nippon Telegraph & Telephone (NTT) Corp.	173,500	7,854,305

NTT DoCoMo, Inc.	3,637	6,352,878

ORIX Corp.	134,010	13,189,701

Sankyo Co., Ltd.	108,400	6,122,370

Sumitomo Mitsui Financial Group, Inc.	110,100	3,922,262

Suzuken Co., Ltd.	14,400	439,911

Tokyo Gas Co., Ltd.	1,287,000	5,707,317

Toyo Suisan Kaisha, Ltd.	288,000	6,410,643

		122,858,915
Malaysia (0.1%)
Petronas Chemicals Group Bhd †	394,000	705,328

		705,328
Netherlands (1.1%)
ING Groep NV †	603,823	5,877,886

		5,877,886
Norway (0.7%)
DnB NOR ASA	286,823	4,032,202

		4,032,202
Russia (2.7%)
Lukoil OAO ADR	48,688	2,750,872

Mobile Telesystems ADR	132,000	2,754,840

Sberbank OJSC †	2,448,028	8,340,431

Synergy Co. †	25,269	1,263,450

		15,109,593
South Korea (0.8%)
Shinhan Financial Group Co., Ltd.	99,965	4,716,297

		4,716,297
Spain (1.6%)
Banco Santander Central Hispano SA	850,617	9,017,327

		9,017,327
Switzerland (2.0%)
Actelion NV †	44,191	2,422,721

Syngenta AG	30,491	8,929,530

		11,352,251
Taiwan (1.3%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,072,000	2,609,256

Wistron Corp.	2,215,000	4,510,490

		7,119,746

6 Putnam VT International Equity Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value

United Kingdom (15.6%)
BAE Systems PLC	716,690	$3,688,456

Barclays PLC	1,224,715	4,997,526

BG Group PLC	497,607	10,057,517

Britvic PLC	518,326	3,825,946

Cairn Energy PLC †	1,147,773	7,518,039

Compass Group PLC	482,911	4,375,650

GlaxoSmithKline PLC	333,396	6,447,352

International Power PLC	347,721	2,373,054

Reckitt Benckiser Group PLC	161,127	8,857,818

Rio Tinto PLC	171,647	12,010,005

Telecity Group PLC †	417,603	3,063,587

TUI Travel PLC	840,524	3,227,286

Tullow Oil PLC	173,616	3,414,319

Vedanta Resources PLC	85,514	3,356,756

Xstrata PLC	439,400	10,316,684

		87,529,995
United States (2.1%)
First Solar, Inc. † S	21,600	2,811,024

Tyco International, Ltd.	113,998	4,724,077

XL Group PLC	182,300	3,977,784

		11,512,885

Total common stocks (cost $474,536,202)		$554,338,567

U.S. TREASURY OBLIGATIONS (—%)* [i]	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s,
January 15, 2014	$169,251	$183,449

Total U.S. treasury obligations (cost $183,449)		$183,449

SHORT-TERM INVESTMENTS (3.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	5,683,496	$5,683,496

Putnam Money Market Liquidity Fund 0.15% [e]	9,349,054	9,349,054

SSgA Prime Money Market Fund 0.13% [i] P	660,000	660,000

U.S. Treasury Bills for an effective yield
of 0.28%, March 10, 2011	$552,000	551,879

U.S. Treasury Bills, for effective yields ranging
from 0.24% to 0.26%, October 20, 2011	2,223,000	2,219,376

Total short-term investments (cost $18,462,773)		$18,463,805

Total investments (cost $493,182,424)		$572,985,821

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $561,652,109.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $515,978 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Banking	13.0%

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $329,450,012)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America

	Australian Dollar	Buy	1/19/11	$4,760,287	$4,466,583	$293,704

	British Pound	Buy	1/19/11	1,148,625	1,145,177	3,448

	Canadian Dollar	Sell	1/19/11	14,461,410	14,123,081	(338,329)

	Euro	Sell	1/19/11	15,649,134	15,288,777	(360,357)

	Norwegian Krone	Sell	1/19/11	114,339	109,451	(4,888)

	Swedish Krona	Buy	1/19/11	8,496,997	8,245,216	251,781

	Swiss Franc	Buy	1/19/11	818,893	762,374	56,519

Barclays Bank PLC

	British Pound	Buy	1/19/11	464,066	462,822	1,244

	Canadian Dollar	Sell	1/19/11	3,075,633	3,023,110	(52,523)

	Euro	Buy	1/19/11	4,974,584	4,862,005	112,579

	Hong Kong Dollar	Sell	1/19/11	11,205,404	11,222,660	17,256

	Japanese Yen	Buy	1/19/11	4,770,336	4,603,343	166,993

Putnam VT International Equity Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $329,450,012) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Norwegian Krone	Buy	1/19/11	$62,246	$59,638	$2,608

	Singapore Dollar	Buy	1/19/11	2,546,200	2,511,955	34,245

	Swedish Krona	Sell	1/19/11	200,703	194,993	(5,710)

	Swiss Franc	Buy	1/19/11	3,497,269	3,256,835	240,434

Citibank, N.A.

	Australian Dollar	Buy	1/19/11	1,083,555	1,016,362	67,193

	British Pound	Buy	1/19/11	2,236,902	2,229,500	7,402

	Canadian Dollar	Sell	1/19/11	1,344,453	1,312,067	(32,386)

	Danish Krone	Buy	1/19/11	1,062,629	1,059,041	3,588

	Euro	Sell	1/19/11	3,833,227	3,745,790	(87,437)

	Hong Kong Dollar	Sell	1/19/11	5,326,960	5,334,407	7,447

	Norwegian Krone	Buy	1/19/11	1,852,163	1,775,027	77,136

	Singapore Dollar	Buy	1/19/11	1,028,475	1,013,859	14,616

	Swedish Krona	Buy	1/19/11	3,276,688	3,183,367	93,321

	Swiss Franc	Buy	1/19/11	211,310	196,769	14,541

Credit Suisse AG

	Australian Dollar	Buy	1/19/11	4,292,125	4,025,543	266,582

	British Pound	Buy	1/19/11	7,595,799	7,573,026	22,773

	Canadian Dollar	Sell	1/19/11	932,120	909,848	(22,272)

	Euro	Buy	1/19/11	2,681,975	2,621,039	60,936

	Japanese Yen	Buy	1/19/11	4,791,165	4,620,147	171,018

	Norwegian Krone	Sell	1/19/11	4,241,902	4,060,371	(181,531)

	Swedish Krona	Sell	1/19/11	403,894	391,971	(11,923)

	Swiss Franc	Buy	1/19/11	5,689,622	5,296,827	392,795

Deutsche Bank AG

	Australian Dollar	Sell	1/19/11	5,228,652	4,904,772	(323,880)

	Euro	Buy	1/19/11	3,155,446	3,084,413	71,033

	Swedish Krona	Buy	1/19/11	2,561,282	2,485,911	75,371

	Swiss Franc	Buy	1/19/11	4,351,291	4,051,941	299,350

Goldman Sachs International

	Australian Dollar	Buy	1/19/11	625,407	586,943	38,464

	British Pound	Buy	1/19/11	4,402,385	4,387,112	15,273

	Euro	Buy	1/19/11	344,974	337,142	7,832

	Japanese Yen	Buy	1/19/11	5,098,385	4,914,591	183,794

	Norwegian Krone	Sell	1/19/11	1,460,228	1,398,151	(62,077)

	Swedish Krona	Buy	1/19/11	1,175,381	1,141,741	33,640

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/19/11	13,487	12,658	829

	British Pound	Buy	1/19/11	5,258,162	5,242,246	15,916

	Euro	Sell	1/19/11	321,308	313,892	(7,416)

	Hong Kong Dollar	Sell	1/19/11	10,346,434	10,361,833	15,399

	Norwegian Krone	Buy	1/19/11	1,728,150	1,654,439	73,711

	Swiss Franc	Sell	1/19/11	1,808,183	1,682,546	(125,637)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	1/19/11	5,052,096	4,734,603	317,493

	British Pound	Buy	1/19/11	4,623,346	4,559,453	63,893

	Canadian Dollar	Sell	1/19/11	1,363,935	1,330,655	(33,280)

	Euro	Sell	1/19/11	836,229	817,104	(19,125)

	Hong Kong Dollar	Sell	1/19/11	4,151,961	4,158,301	6,340

	Japanese Yen	Sell	1/19/11	1,344,976	1,326,494	(18,482)

	Norwegian Krone	Buy	1/19/11	9,763,484	9,359,950	403,534

8 Putnam VT International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $329,450,012) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Singapore Dollar	Buy	1/19/11	$5,990,176	$5,911,759	$78,417

	Swedish Krona	Sell	1/19/11	3,523,761	3,425,435	(98,326)

	Swiss Franc	Buy	1/19/11	3,366,713	3,134,879	231,834

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/19/11	974,842	912,387	(62,455)

	British Pound	Buy	1/19/11	3,662,001	3,652,302	9,699

	Canadian Dollar	Sell	1/19/11	859,615	838,550	(21,065)

	Euro	Sell	1/19/11	4,069,895	3,980,408	(89,487)

	Israeli Shekel	Buy	1/19/11	1,603,477	1,568,779	34,698

	Japanese Yen	Buy	1/19/11	2,506,326	2,417,870	88,456

	Swedish Krona	Buy	1/19/11	2,136,400	2,073,455	62,945

	Swiss Franc	Buy	1/19/11	8,365,535	7,787,537	577,998

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/19/11	858,670	805,364	(53,306)

	Canadian Dollar	Sell	1/19/11	4,462,264	4,355,604	(106,660)

	Euro	Sell	1/19/11	8,306,127	8,117,469	(188,658)

	Israeli Shekel	Buy	1/19/11	1,603,505	1,568,979	34,526

	Norwegian Krone	Buy	1/19/11	887,505	849,534	37,971

	Swedish Krona	Buy	1/19/11	2,557,484	2,491,017	66,467

UBS AG

	Australian Dollar	Buy	1/19/11	13,282,007	12,624,107	657,900

	British Pound	Sell	1/19/11	5,273,600	5,270,793	(2,807)

	Canadian Dollar	Buy	1/19/11	3,288,428	3,258,860	29,568

	Euro	Buy	1/19/11	5,104,016	5,039,467	64,549

	Israeli Shekel	Sell	1/19/11	3,871,936	3,849,536	(22,400)

	Norwegian Krone	Sell	1/19/11	7,541,788	7,219,885	(321,903)

	Swedish Krona	Buy	1/19/11	1,779,904	1,727,792	52,112

	Swiss Franc	Buy	1/19/11	10,817,072	10,187,102	629,970

Westpac Banking Corp.

	Australian Dollar	Buy	1/19/11	13,364,878	12,536,351	828,527

	British Pound	Buy	1/19/11	2,038,239	2,030,645	7,594

	Canadian Dollar	Sell	1/19/11	1,122,821	1,096,279	(26,542)

	Euro	Sell	1/19/11	2,197,808	2,147,913	(49,895)

	Japanese Yen	Sell	1/19/11	11,422,299	11,020,082	(402,217)

Total						$4,362,288

Putnam VT International Equity Fund 9

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$14,288,678	$—	$—

Belgium	5,286,680	—	—

Brazil	7,560,864	—	—

Canada	25,829,812	—	—

China	42,902,749	—	—

Denmark	5,056,063	—	—

France	59,813,131	—	—

Germany	72,431,604	—	—

Hong Kong	7,288,250	—	—

Ireland	15,275,677	—	—

Isreal	5,082,675	—	—

Italy	13,689,959	—	—

Japan	122,858,915	—	—

Malaysia	705,328	—	—

Netherlands	5,877,886	—	—

Norway	4,032,202	—	—

Russia	15,109,593	—	—

South Korea	4,716,297	—	—

Spain	9,017,327	—	—

Switzerland	11,352,251	—	—

Taiwan	7,119,746	—	—

United Kingdom	87,529,995	—	—

United States	11,512,885	—	—

Total common stocks	554,338,567	—	—

U.S. Treasury Obligations	—	183,449	—

Short-term investments	10,009,054	8,454,751	—

Totals by level	$564,347,621	$8,638,200	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,362,288	$—

Totals by level	$—	$4,362,288	$—

At the start and/or close of the reporting period, Level 3 investments in other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Equity Fund

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $5,526,182 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $478,149,874)	$557,953,271

Affiliated issuers (identified cost $15,032,550) (Notes 1 and 6)	15,032,550

Cash	920,981

Foreign currency (cost $442,899) (Note 1)	470,621

Dividends, interest and other receivables	1,065,018

Receivable for shares of the fund sold	119,822

Receivable for investments sold	6,537,716

Unrealized appreciation on forward currency contracts (Note 1)	7,495,262

Total assets	589,595,241

Liabilities

Payable for investments purchased	17,309,094

Payable for shares of the fund repurchased	222,217

Payable for compensation of Manager (Note 2)	330,554

Payable for investor servicing fees (Note 2)	16,521

Payable for custodian fees (Note 2)	47,289

Payable for Trustee compensation and expenses (Note 2)	139,962

Payable for administrative services (Note 2)	2,415

Payable for distribution fees (Note 2)	83,895

Unrealized depreciation on forward currency contracts (Note 1)	3,132,974

Collateral on securities loaned, at value (Note 1)	5,683,496

Collateral on certain derivative contracts, at value (Note 1)	843,449

Other accrued expenses	131,266

Total liabilities	27,943,132

Net assets	$561,652,109

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$781,730,942

Undistributed net investment income (Note 1)	11,996,969

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(316,337,518)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	84,261,716

Total — Representing net assets applicable to capital
shares outstanding	$561,652,109

Computation of net asset value Class IA

Net assets	$162,573,741

Number of shares outstanding	13,647,487

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.91

Computation of net asset value Class IB

Net assets	$399,078,368

Number of shares outstanding	33,888,098

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.78

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $1,331,889)	$12,527,892

Interest (including interest income of $13,469 from investments
in affiliated issuers) (Note 6)	283,786

Securities lending (including interest income of $47,363
from investments in affiliated issuers) (Note 1)	375,375

Total investment income	13,187,053

Expenses

Compensation of Manager (Note 2)	3,869,972

Investor servicing fees (Note 2)	542,198

Custodian fees (Note 2)	136,083

Trustee compensation and expenses (Note 2)	48,786

Administrative services (Note 2)	24,056

Distribution fees — Class IB (Note 2)	984,638

Other	292,777

Total expenses	5,898,510

Expense reduction (Note 2)	(152,841)

Net expenses	5,745,669

Net investment income	7,441,384

Net realized loss on investments (Notes 1 and 3)	(3,479,490)

Net realized gain on foreign currency transactions (Note 1)	1,888,626

Net unrealized appreciation of assets and liabilities in foreign currencies
during the year	8,019,078

Net unrealized appreciation of investments and receivable purchase
agreement during the year	36,837,947

Net gain on investments	43,266,161

Net increase in net assets resulting from operations	$50,707,545

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 11

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$7,441,384	$11,393,935

Net realized loss on investments and
foreign currency transactions	(1,590,864)	(125,531,342)

Net unrealized appreciation of
investments and assets and liabilities
in foreign currencies	44,857,025	235,716,722

Net increase in net assets resulting
from operations	50,707,545	121,579,315

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(5,972,215)	—

Class IB	(14,118,995)	—

Increase in capital from
settlement payments	—	685,237

Decrease from capital share transactions
(Note 4)	(68,986,654)	(93,796,138)

Total increase (decrease) in net assets	(38,370,319)	28,468,414

Net assets:

Beginning of year	600,022,428	571,554,014

End of year (including undistributed net
investment income of $11,996,969 and
$23,068,007, respectively)	$561,652,109	$600,022,428

The accompanying notes are an integral part of these financial statements

12 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$11.20	.16	.95	1.11	(.40)	—	—	(.40)	—	$11.91	10.27	$162,574.89		1.53	75.13

12/31/09	8.96	.20	2.03	2.23	—	—	—	—	.01[e,f]	11.20	25.00	171,219.94		2.25	110.31

12/31/08	19.11	.43	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01[g]	8.96	(43.84)	167,901	.87[h]	3.17[h]	71.03

12/31/07	20.78	.31	1.33	1.64	(.66)	(2.65)	—	(3.31)	—	19.11	8.61	381,400	.84[h]	1.56[h]	83.16

12/31/06	16.36	.38	4.19	4.57	(.15)	—	—	(.15)	—	20.78	28.04	410,278	.93[h]	2.08[h]	90.26

Class IB

12/31/10	$11.08	.14	.94	1.08	(.38)	—	—	(.38)	—	$11.78	10.03	$399,078	1.14	1.28	75.13

12/31/09	8.89	.18	2.00	2.18	—	—	—	—	.01[e,f]	11.08	24.63	428,804	1.19	2.01	110.31

12/31/08	18.96	.39	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01[g]	8.89	(43.95)	403,653	1.12[h]	2.91[h]	71.03

12/31/07	20.64	.26	1.32	1.58	(.61)	(2.65)	—	(3.26)	—	18.96	8.37	825,503	1.09[h]	1.31[h]	83.16

12/31/06	16.26	.32	4.17	4.49	(.11)	—	—	(.11)	—	20.64	27.72	857,380	1.18[h]	1.77[h]	90.26

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share for the year ended December 31, 2008.

h Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 13

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT International Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation primarily through investments in equity securities issued mainly by large and midsize international companies.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

14 Putnam VT International Equity Fund

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,079,518 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $334,980 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,526,182 and the fund received cash collateral of $5,683,496.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $313,404,227 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,498,250	12/31/11

172,320,374	12/31/16

131,971,485	12/31/17

4,614,118	12/31/18

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,578,788 to increase undistributed net investment income and $4,425,488 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,846,700.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$97,662,360
Unrealized depreciation	(20,792,254)

Net unrealized appreciation	76,870,106
Undistributed ordinary income	16,183,147
Capital loss carryforward	(313,404,227)

Cost for federal income tax purposes	$496,115,715

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Putnam VT International Equity Fund 15

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.850% of the first $5 billion, 0.800% of the next $5 billion, 0.750% of the next $10 billion, 0.700% of the next $10 billion, 0.650% of the next $50 billion, 0.630% of the next $50 billion, 0.620% of the next $100 billion, and 0.615% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,377 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $179,466 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,901 under the expense offset arrangements and by $150,940 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $382, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $400,982,807 and $472,805,168, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	265,767	$2,930,611	112,003	$1,062,175	1,618,549	$16,573,382	1,594,150	$13,265,111

Shares issued in connection with
reinvestment of distributions	545,906	5,972,215	—	—	1,302,490	14,118,995	—	—

	811,673	8,902,826	112,003	1,062,175	2,921,039	30,692,377	1,594,150	13,265,111

Shares repurchased	(2,453,338)	(26,182,777)	(3,557,015)	(31,956,606)	(7,745,522)	(82,399,080)	(8,305,324)	(76,166,818)

Net decrease	(1,641,665)	$(17,279,951)	(3,445,012)	$(30,894,431)	(4,824,483)	$(51,706,703)	(6,711,174)	$(62,901,707)

16 Putnam VT International Equity Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$7,495,262	Payables	$3,132,974

Total		$7,495,262		$3,132,974

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$2,035,991	$2,035,991

Total	$2,035,991	$2,035,991

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$7,984,219	$7,984,219

Total	$7,984,219	$7,984,219

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $13,469 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $212,517,404 and $212,436,253, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT International Equity Fund 17

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $13,859,782 or $0.29 per share (for all classes of shares). Taxes paid to foreign countries were $1,331,889 or $0.03 per share (for all classes of shares).

18 Putnam VT International Equity Fund

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

Putnam VT International Equity Fund 19

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT International Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Equity Fund 21

This report has been prepared for the shareholders	H313
of Putnam VT International Equity Fund.	265755 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$68,457	$--	$6,493	$382*
December 31, 2009	$71,175	$--	$6,795	$785*

* Includes fees of $382 and $785 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $285,095 and $ 566,860 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011